SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 5, 2003
(Date of earliest event reported)



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)


Delaware                           333-100848                    51-0362653
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)







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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events

See the respective monthly reports, each reflecting the required information to be provided to holders of the following series of Mortgage Pass-Through Certificates for the related month:

December 2001:  RASC 2001-KS2, RASC 2001-KS3

January 2002: RASC 2001-KS2, RASC 2001-KS3, RASC 2001-KS4

February 2002: RASC 2001-KS2, RASC 2001-KS3, RASC 2001-KS4

August 2002: RASC 1996-KS2, RASC 1997-KS1, RASC 1997-KS2, RASC 1997-KS3, RASC 1997-KS4, RASC 1998-KS1, RASC 1998-KS2, RASC 1998-KS3, RASC 1998-KS4, RASC
1998-RS1,  RASC 1999-KS1,  RASC 1999-KS2,  RASC  1999-KS3,  RASC 1999-KS4,  RASC
1999-RS1,  RASC 1999-RS2,  RASC 1999-RS3,  RASC  1999-RS4,  RASC 1999-RS5,  RASC
2000-KS1,  RASC 2000-KS2,  RASC 2000-KS3,  RASC  2000-KS4,  RASC 2000-KS5,  RASC
2001-KS1,  RASC 2001-KS2,  RASC 2001-KS3,  RASC  2001-KS4,  RASC 2002-KS1,  RASC
2002-KS2, RASC 2002-KS3, RASC 2002-KS4

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

               See Item 5 above.



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                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                     By:           /s/ Barbara Wendt
                                     Name:         Barbara Wendt
                                     Title:        Managing Director




Dated: March 5, 2003


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